Q4 Fiscal 2018 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

TRANSCAT Trust in every measure

Q4 and Full Fiscal Year 2018 Execution

Record Consolidated Results

Record revenue: Q4 up 10% to $42.5 million
Full year up 8% to 155.1 million

Annual operating income increased 14% to $9.0 million; operating margin expanded 30 bps to 5.8%

Record net income of $5.9 million, or $0.81 per diluted share

Service Segment

36 consecutive quarters -- *9 years* -- of YOY revenue growth

Mid to high single-digit organic growth rates in Q4 and FY18

Growing market share position in life science market

Distribution Segment

Record annual sales of $77.7 million, up 7%

Broad based customer demand and expanded rental business

Rental revenue up $0.4 million in Q4 and $1.2 million in FY18

Record Revenue

($ in millions)

Q4 Service Segment


$19.5
$22.0
Q4 FY 2017
Q4 FY 2018

Consolidated – Annual

7% CAGR*


$118.5
$123.6
$122.2
$143.9
$155.1
$48.2
$51.8
$59.2
$71.1
$77.4
$70.3
$71.8
$63.0
$72.8
$77.7
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
Service
Distribution

Q4 Distribution Segment


$18.9
$20.5
Q4 FY 2017
Q4 FY 2018

- 53 weeks in FY18 vs 52 weeks in FY17
- Service segment continues to deliver
  - ~7% growth over FY17 (normalized 53/52 week)
  - 13% CAGR*
- All Distribution channels were contributors

*FY 2014 – FY 2018

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Improved Operating Income and Margin

($ in millions)

Q4 Service Segment


$2.0
10.2%
$2.4
11.0%
Q4 FY 2017
Q4 FY 2018

Q4 Distribution Segment


$0.6
3.0%
$1.1
5.3%
Q4 FY 2017
Q4 FY 2018

Consolidated – Annual


8% CAGR*
$6.7
$2.4
$4.3
$6.8
$3.7
$3.1
$6.3
$4.2
$2.1
$7.9
$4.8
$3.2
$9.0
$5.2
$3.9
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
Service
Distribution

- Annual consolidated operating margin improved 30bps to 5.8%
- Q4 Service operating leverage more than offset gross margin pressure
- Q4 Distribution margin reflects increased mix of rental revenue and higher margin new product sales

*FY 2014 – FY 2018

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT Trust in every measure

Record Net Income & Diluted EPS

($ in millions, except EPS)


Annual
$4.0
$4.0
$4.1
$4.5
$5.9
$0.54
$0.57
$0.58
$0.64
$0.81
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018

Diluted EPS


Quarterly
$1.4
$2.5
$0.20
$0.33
Q4 FY 2017
Q4 FY 2018

- 10% CAGR for net income *(FY 2014 – FY 2018)*
- Lower effective tax rate in Q4 18 of 25.2% compared with 39.0% in the prior-year period due to the Tax Cuts and Jobs Act enacted in December 2017
- Expect tax rate to range between 25% and 27% in fiscal 2019*
  (includes Federal, various state, and Canadian income taxes)

** FY 2019 tax rate expectation provided as of May 22, 2018*

Adjusted EBITDA* and Margin

($ in millions)

Q4 Service Segment



$3.2
16.2%
$3.6
16.6%
Q4 FY 2017
Q4 FY 2018

Q4 Distribution Segment



$1.0
5.5%
$1.7
8.2%
Q4 FY 2017
Q4 FY 2018

Consolidated – Annual



13% CAGR**
$10.0
$4.6
$5.4
$10.3
$6.1
$4.1
$10.6
$7.5
$3.1
$14.5
$9.6
$4.9
$16.4
$10.2
$6.2
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
Service
Distribution

- Total annual Adjusted EBITDA* up 13%; margin expanded 50 bps to 10.6%
  - Service segment up 6%
  - Distribution segment up 25%
- 22% CAGR for Service segment**
  - Validates strong operating leverage

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*
*** FY 2014 – FY 2018*
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt


$7.6
$12.2
$19.1
$27.3
$22.9
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018

- Strong cash generation
- $21.3 million available from credit facility as of March 31, 2018
- 1.4x leverage ratio at year-end
  (Total debt to TTM Adjusted EBITDA)*
- CapEx focused on rental assets and customer-driven Service capabilities

Capital Expenditures


$2.0
$3.5
$4.1
$5.3
$5.9
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018

Cash Flow from Operations


$7.6
$4.4
$11.0
$7.5
$9.9
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

FY19 Outlook* – Building our Business for the Long Term

- **Service segment:** Value proposition continues to resonate in the market; Expect mid to high single-digit organic growth and improved productivity
- **Distribution segment:** Optimistic performance will continue
- Operational Excellence initiatives ongoing: Upgrading the degree of sophistication in our processes and using technology as a competitive advantage
- Acquisitions will continue to be an important element of our long-term growth strategy
- Anticipate CapEx spend of $7.0 million to $7.5 million in fiscal 2019, as follows:

Service capabilities	~$4.0 million
Rental assets	~$2.0 million
Maintenance	~$1.0 to $1.5 million

** Outlook provided as of May 22, 2018*

Conference Call and Webcast Playback

- Replay Number: **412-317-6671** *passcode:* ***13678786***
- Telephone replay available through **Wednesday, May 30, 2018**
- Webcast / Presentation / Replay available at http://www.transcat.com/investor-relations/
- Transcript, when available, at http://www.transcat.com/investor-relations/

Supplemental Information

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018
Net Income	$ 3,984	$ 4,026	$ 4,124	$ 4,522	$ 5,922
+ Interest	130	234	247	719	1,018
+ Other Expense / (Income)	129	111	48	51	60
+ Tax Provision	2,462	2,397	1,883	2,642	2,026
Operating Income	$ 6,705	$ 6,768	$ 6,302	$ 7,934	$ 9,026
+ Depreciation & Amortization	2,945	3,090	3,946	6,184	5,991
+ Other (Expense) / Income	(129)	(111)	(48)	(51)	(60)
+ Noncash Stock Comp	527	507	359	453	1,411
Adjusted EBITDA	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 14,520**	**$ 16,368**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018
Service Operating Income (loss)	$ 2,379	$ 3,693	$ 4,155	$ 4,769	$ 5,158
+Depreciation & Amortization	2,144	2,362	3,216	4,660	4,397
+Other (Expense) / Income	(141)	(138)	(64)	(55)	(61)
+Noncash Stock Comp	230	224	171	217	706
Service Adjusted EBITDA	$ 4,612	$ 6,141	$ 7,478	$ 9,591	$ 10,200
Distribution Operating Income	$ 4,326	$ 3,075	$ 2,147	$ 3,165	$ 3,868
+Depreciation & Amortization	801	728	730	1,524	1,594
+Other (Expense) / Income	12	27	16	4	1
+Noncash Stock Comp	297	283	188	236	705
Distribution Adjusted EBITDA	$ 5,436	$ 4,113	$ 3,081	$ 4,929	$ 6,168
Service	$ 4,612	$ 6,141	$ 7,478	$ 9,591	$ 10,200
Distribution	5,436	4,113	3,081	4,929	6,168
Total Adjusted EBITDA	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 14,520**	**$ 16,368**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.